BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT


     FOR VALUABLE CONSIDERATION, receipt and adequacy of which is hereby acknowledged, as of the date hereof (the "Effective Date"), the undersigned, Waterton Raintree, L.L.C., a Delaware limited liability company ("Assignor"), hereby sells, transfers, assigns and conveys to Barrington Hills Acquisition, L.L.C., a Missouri limited liability company ("Assignee"), all right, title and interest of Assignor in and to the "Personal Property", the "Tenant Leases", the "Service Contracts", and the "Intangible Property", as each of the foregoing is defined in that certain agreement (as amended, the "Purchase Agreement") captioned "PURCHASE AGREEMENT", dated as of May 8, 2001, by and between Assignor and the predecessor in interest to Assignee, and all escrowed funds held by Lender pursuant to the terms of the Loan Documents. Unless otherwise defined herein, all terms used in a capitalized manner herein shall have the meaning set forth in the Purchase Agreement.

     The covenants, agreements, representations, warranties, indemnities and limitations provided in the Purchase Agreement with respect to the property conveyed hereunder (including, without limitation, the limitations of liability provided in Paragraphs 3, 8, 9 and 11B of the Purchase Agreement), are hereby incorporated herein by this reference as if herein set out in full and shall inure to the benefit of and shall be binding upon Assignee and Assignor and their respective successors and assigns.

     This Bill of Sale, Assignment and Assumption is made subject to the title exceptions approved or deemed approved by Assignee pursuant to Paragraph 4 of the Purchase Agreement.

     This Bill of Sale, Assignment and Assumption may be executed in one or more identical counterparts, each of which such counterpart shall be deemed an original for all purposes and all such counterparts collectively consisting of one such Bill of Sale, Assignment and Assumption.

     As of the Effective Date, Assignee hereby accepts the foregoing Bill of Sale, Assignment and Assumption and hereby agrees to assume and discharge, in accordance with the terms thereof, all of the burdens and obligations of Assignor relating to the Tenant Leases, the Service Contracts, and Intangible Property first arising and accruing on and after the Effective Date; subject, however, to any provisions in the Tenant Leases which limit the liability of the lessor thereunder.

     This Bill of Sale, Assignment and Assumption Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all of which, when taken together, shall constitute one and the same instrument, with the same effect as if all of the parties to this Bill of Sale, Assignment and Assumption Agreement had executed the same counterpart.

bill_of_sale_assignment_and_assumption_agreement.DOC  11/12/01  JCA            1

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     IN WITNESS WHEREOF,  Assignor and Assignee have executed this Bill of Sale,
Assignment and Assumption as of November 14, 2001.


                                ASSIGNOR:

                                WATERTON RAINTREE, L.L.C.,
                                a Delaware limited liability company

                                By: Waterton Residential Property Fund II, L.P.,
                                    its managing member

                                    By: Waterton Fund II Managers, L.P.,
                                        its general partner

                                        By: VS Managers, L.L.C.,
                                            its general partner


                                            By: /s/ Peter M. Vilim
                                            Name:   Peter M. Vilim
                                            Title:  Member


                                ASSIGNEE:

                                BARRINGTON HILLS ACQUISITION, L.L.C.,
                                a Missouri limited liability company


                                By: /s/ John W. Alvey
                                Name:   John W. Alvey
                                Title:  Manager

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